EXHIBIT 99.1

MARTIN MIDSTREAM PARTNERS REPORTS
2016 THIRD QUARTER FINANCIAL RESULTS

•	Announced divestiture of Corpus Christi, Texas terminalling assets

•	Distribution declared creates coverage ratio of 1.1 times for the November 2016 distribution

•	Clear path to balance sheet improvement

KILGORE, Texas, October 26, 2016 (GlobeNewswire) -- Martin Midstream Partners L.P. (Nasdaq: MMLP) (the "Partnership") announced today its financial results for the quarter ended September 30, 2016.

Ruben Martin, President and Chief Executive Officer of Martin Midstream GP LLC, the general partner of the Partnership said, “As we announced last week, we have outlined a path forward to improve our leverage profile and distribution coverage ratio. We believe the divestiture of our Corpus Christi terminalling assets is a solid first step to lowering our cost of capital and returning to a growth trajectory. We expect the sale to close by year-end and receive net proceeds of approximately $93 million.

"For the third quarter ended September 30, 2016, our seasonally weaker quarter due to our fertilizer and butane businesses, the distribution coverage ratio was 1.10 times based on the quarterly distribution of $0.50 announced last week. Highlighting the third quarter was continued strength in our Cardinal Gas Storage division where interruptible services were again strong and are expected to continue during the fourth quarter. Also, we saw a modestly improved performance in our inland marine transportation segment. Although this is not yet a recovery, utilization of our fleet improved during the third quarter. As anticipated, our maintenance capital expenditures normalized and were lower in the third quarter compared to the levels achieved in the first six months of 2016.

"Looking toward the fourth quarter, we anticipate strong performance in our butane business based on current storage levels and contracted sales back to refineries. On that basis, we should realize significant working capital debt reduction due to butane inventory depletion, further strengthening the Partnership’s leverage ratio. Additionally, for 2017 and 2018, we expect a stronger distribution coverage ratio of at least 1.2 times."

The Partnership had a net loss for the third quarter of 2016 of $0.9 million, a loss of $0.03 per limited partner unit. Net income for the third quarter of 2015 was $3.3 million, which led to a loss of $0.02 per limited partner unit. The Partnership's adjusted EBITDA from continuing operations for the third quarter of 2016 was $33.3 million compared to adjusted EBITDA from continuing operations for the third quarter of 2015 of $41.4 million, a decrease of 20%.

Net income from continuing operations for the nine months ended September 30, 2016 was $13.8 million, or $0.16 per limited partner unit. Net income from continuing operations for the nine months ended September 30, 2015 was $30.3 million, or $0.52 per limited partner unit. Net income for the nine months ended September 30, 2016 was negatively impacted by a non-cash goodwill impairment charge in the Partnership's Marine Transportation segment of $4.1 million, or $0.12 per limited partner unit. The Partnership's adjusted EBITDA from continuing operations for the nine months ended September 30, 2016 was $124.2 million compared to adjusted EBITDA from continuing operations for the nine months ended September 30, 2015 of $136.8 million, a decrease of 9%.

The Partnership's distributable cash flow from continuing operations for the third quarter of 2016 was $19.9 million compared to distributable cash flow from continuing operations for the third quarter of 2015 of $29.1 million, a decrease of 32%.

The Partnership's distributable cash flow from continuing operations for the nine months ended September 30, 2016 was $77.9 million compared to distributable cash flow from continuing operations for the nine months ended September 30, 2015 of $98.1 million, a decrease of 21%.

Revenues for the third quarter of 2016 were $174.5 million compared to $226.0 million for the third quarter of 2015. Revenues for the nine months ended September 30, 2016 were $590.5 million compared to $782.5 million for the nine months ended September 30, 2015.

On February 12, 2015, the Partnership exited the natural gas liquids floating storage and trans-loading businesses as a result of the sale of its six liquefied petroleum gas pressure barges, collectively referred to as the "Floating Storage Assets", for $41.3 million. The Partnership recorded a gain on the disposition of $1.5 million.

The Partnership had no net income, distributable cash flow or adjusted EBITDA from discontinued operations related to the Floating Storage Assets for the three and nine months ended September 30, 2016.

The Partnership had no net income, distributable cash flow or adjusted EBITDA from discontinued operations related to the Floating Storage Assets for the three months ended September 30, 2015. The Partnership had net income from discontinued operations for the nine months ended September 30, 2015 of $1.2 million, or $0.02 per limited partner unit. Distributable cash flow and adjusted EBITDA from discontinued operations were $1.2 million for the nine months ended September 30, 2015.

Distributable cash flow, EBITDA and adjusted EBITDA are non-GAAP financial measures which are explained in greater detail below under the heading “Use of Non-GAAP Financial Information.” The Partnership has also included below a table entitled “Reconciliation of EBITDA, Adjusted EBITDA, and Distributable Cash Flow” in order to show the components of these non-GAAP financial measures and their reconciliation to the most directly comparable GAAP measurement.

Included with this press release are the Partnership's consolidated and condensed financial statements as of and for the three and nine months ended September 30, 2016 and certain prior periods. These financial statements should be read in conjunction with the information contained in the Partnership's Quarterly Report on Form 10-Q, to be filed with the Securities and Exchange Commission on October 26, 2016.

An attachment accompanying this announcement is available at http://www.globenewswire.com/NewsRoom/AttachmentNg/de5152db-7f6f-4f6d-b723-bb6e41d94a33.

Quarterly Cash Distribution

The quarterly cash distribution of $0.50 per common unit, which was announced on October 20, 2016, is payable on November 14, 2016 to common unitholders of record as of the close of business on November 7, 2016. The ex-dividend date for the cash distribution is November 3, 2016. The current distribution level represents total distributions to common unitholders of approximately $18.1 million for the quarter and reflects an annualized distribution rate of $2.00 per unit.

Investors' Conference Call

An investors' conference call to review the third quarter results will be held on Thursday, October 27, 2016, at 8:00 a.m. Central Time. The conference call can be accessed by calling (877) 878-2695. Additionally, an accompanying slide and live webcast will be available by visiting Martin Midstream Partners’ website at www.martinmidstream.com. An audio replay of the conference call will be available by calling (855) 859-2056 from 11:00 a.m. Central Time on October 27, 2016 through 10:59 p.m. Central Time on November 7, 2016. The access code for the conference call and the audio replay is Conference ID No.94610525.  The audio replay will also be archived under the Events and Presentations section of the Partnership’s website.

About Martin Midstream Partners

The Partnership is a publicly traded limited partnership with a diverse set of operations focused primarily in the United States Gulf Coast region. The Partnership's primary business segments include: (1) terminalling, storage and packaging services for petroleum products and by-products; (2) natural gas services, including liquids transportation and distribution services and natural gas storage; (3) sulfur and sulfur-based products processing, manufacturing, marketing and distribution; and (4) marine transportation services for petroleum products and by-products.

Forward-Looking Statements

Statements about the Partnership's outlook and all other statements in this release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Partnership's control, which could cause actual results to differ materially from such statements. While the Partnership believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. A discussion of these factors, including risks and uncertainties, is set forth in the Partnership's annual and quarterly reports filed from time to time with the Securities and Exchange Commission. The Partnership disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise.

Use of Non-GAAP Financial Information

The Partnership's management uses a variety of financial and operational measurements other than its financial statements prepared in accordance with United States Generally Accepted Accounting Principles (“GAAP”) to analyze its performance. These include: (1) net income before interest expense, income tax expense, and depreciation and amortization (“EBITDA”), (2) adjusted EBITDA and (3) distributable cash flow. The Partnership's management views these measures as important performance measures of core profitability for its operations and the ability to generate and distribute cash flow, and as key components of its internal financial reporting. The Partnership's management believes investors benefit from having access to the same financial measures that management uses.

EBITDA and Adjusted EBITDA. Certain items excluded from EBITDA and adjusted EBITDA are significant components in understanding and assessing an entity's financial performance, such as cost of capital and historical costs of depreciable assets. The Partnership has included information concerning EBITDA and adjusted EBITDA because it provides investors and management with additional information to better understand the following: financial performance of the Partnership's assets without regard to financing methods, capital structure or historical cost basis; the Partnership's operating performance and return on capital as compared to those of other similarly situated entities; and the viability of acquisitions and capital expenditure projects. The Partnership's method of computing adjusted EBITDA may not be the same method used to compute similar measures reported by other entities. The economic substance behind the Partnership's use of adjusted EBITDA is to measure the ability of the Partnership's assets to generate cash sufficient to pay interest costs, support its indebtedness and make distributions to its unitholders.

Distributable Cash Flow. Distributable cash flow is a significant performance measure used by the Partnership's management and by external users of its financial statements, such as investors, commercial banks and research analysts, to compare basic cash flows generated by the Partnership to the cash distributions it expects to pay unitholders. Distributable cash flow is also an important financial measure for the Partnership's unitholders since it serves as an indicator of the Partnership's success in providing a cash return on investment. Specifically, this financial measure indicates to investors whether or not the Partnership is generating cash flow at a level that can sustain or support an increase in its quarterly distribution rates. Distributable cash flow is also a quantitative standard used throughout the investment community with respect to publicly-traded partnerships because the value of a unit of such an entity is generally determined by the unit's yield, which in turn is based on the amount of cash distributions the entity pays to a unitholder.

EBITDA, adjusted EBITDA and distributable cash flow should not be considered alternatives to, or more meaningful than, net income, cash flows from operating activities, or any other measure presented in accordance with GAAP. The Partnership's method of computing these measures may not be the same method used to compute similar measures reported by other entities.

Additional information concerning the Partnership is available on the Partnership's website at www.martinmidstream.com or by contacting:

Joe McCreery, IRC - Vice President - Finance & Head of Investor Relations
(903) 988-6425

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED BALANCE SHEETS
(Dollars in thousands)

	September 30, 2016	December 31, 2015
	(Unaudited)	(Audited)
Assets
Cash	$10	$31
Accounts and other receivables, less allowance for doubtful accounts of $453 and $430, respectively	46,327	74,355
Product exchange receivables	159	1,050
Inventories	107,476	75,870
Due from affiliates	8,194	10,126
Fair value of derivatives	89	675
Other current assets	4,439	5,718
Assets held for sale	73,197	—
Total current assets	239,891	167,825

Property, plant and equipment, at cost	1,301,233	1,387,814
Accumulated depreciation	(411,821)	(404,574)
Property, plant and equipment, net	889,412	983,240

Goodwill	17,296	23,802
Investment in WTLPG	129,794	132,292
Note receivable - Martin Energy Trading LLC	15,000	15,000
Other assets, net	48,951	58,314
Total assets	$1,340,344	$1,380,473

Liabilities and Partners’ Capital
Trade and other accounts payable	$60,462	$81,180
Product exchange payables	10,188	12,732
Due to affiliates	3,879	5,738
Income taxes payable	550	985
Fair value of derivatives	209	—
Other accrued liabilities	14,804	18,533
Liabilities held for sale	23,400	—
Total current liabilities	113,492	119,168

Long-term debt, net	913,504	865,003
Fair value of derivatives	—	206
Other long-term obligations	2,435	2,217
Total liabilities	1,029,431	986,594

Commitments and contingencies (Note 16)
Partners’ capital	310,913	393,879
Total partners’ capital	310,913	393,879
Total liabilities and partners' capital	$1,340,344	$1,380,473

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on October 26, 2016.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars and units in thousands, except per unit amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Revenues:
Terminalling and storage *	$30,770	$33,578	$93,565	$100,828
Marine transportation *	13,846	18,977	44,531	59,956
Natural gas services*	14,618	17,120	46,118	50,171
Sulfur services	2,700	3,090	8,100	9,270
Product sales: *
Natural gas services	57,378	86,714	207,368	330,803
Sulfur services	26,396	33,213	105,459	128,544
Terminalling and storage	28,829	33,329	85,349	102,901
	112,603	153,256	398,176	562,248
Total revenues	174,537	226,021	590,490	782,473

Costs and expenses:
Cost of products sold: (excluding depreciation and amortization)
Natural gas services *	50,658	80,709	184,781	307,039
Sulfur services *	21,510	26,144	73,734	95,685
Terminalling and storage *	23,540	28,237	70,306	87,977
	95,708	135,090	328,821	490,701
Expenses:
Operating expenses *	39,488	45,310	121,542	138,399
Selling, general and administrative *	8,049	8,666	24,364	26,507
Loss on impairment of goodwill	—	—	4,145	—
Depreciation and amortization	22,129	23,335	66,266	68,737
Total costs and expenses	165,374	212,401	545,138	724,344

Other operating income (loss)	13	(1,586)	(1,582)	(1,763)
Operating income	9,176	12,034	43,770	56,366

Other income (expense):
Equity in earnings of WTLPG	1,120	2,363	3,602	5,752
Interest expense, net	(11,779)	(11,994)	(34,046)	(32,465)
Gain on retirement of senior unsecured notes	—	728	—	728
Other, net	730	399	866	757
Total other expense	(9,929)	(8,504)	(29,578)	(25,228)

Net income (loss) before taxes	(753)	3,530	14,192	31,138
Income tax expense	(180)	(200)	(422)	(814)
Income (loss) from continuing operations	(933)	3,330	13,770	30,324
Income from discontinued operations, net of income taxes	—	—	—	1,215
Net income (loss)	(933)	3,330	13,770	31,539
Less general partner's interest in net (income) loss	18	(3,959)	(8,062)	(12,310)
Less (income) loss allocable to unvested restricted units	3	(16)	(36)	(127)
Limited partners' interest in net income (loss)	$(912)	$(645)	$5,672	$19,102

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on October 26, 2016.

*Related Party Transactions Shown Below

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars and units in thousands, except per unit amounts)

*Related Party Transactions Included Above

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Revenues:*
Terminalling and storage	$20,649	$15,091	$62,197	$58,626
Marine transportation	4,861	6,552	17,308	19,919
Natural gas services	132	—	574	—
Product Sales	723	1,731	2,391	5,079
Costs and expenses:*
Cost of products sold: (excluding depreciation and amortization)
Natural gas services	2,946	6,470	10,829	20,198
Sulfur services	3,678	3,387	11,300	10,629
Terminalling and storage	3,766	3,227	11,232	14,261
Expenses:
Operating expenses	17,810	19,290	53,255	58,605
Selling, general and administrative	5,748	5,922	18,091	17,765

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on October 26, 2016.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
(Dollars and units in thousands, except per unit amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
Allocation of net income (loss) attributable to:
Limited partner interest:
Continuing operations	$(912)	$(645)	$5,672	$18,366
Discontinued operations	—	—	—	736
	$(912)	$(645)	$5,672	$19,102
General partner interest:
Continuing operations	$(18)	$3,959	$8,062	$11,836
Discontinued operations	—	—	—	474
	$(18)	$3,959	$8,062	$12,310

Net income (loss) per unit attributable to limited partners:
Basic:
Continuing operations	$(0.03)	$(0.02)	$0.16	$0.52
Discontinued operations	—	—	—	0.02
	$(0.03)	$(0.02)	$0.16	$0.54

Weighted average limited partner units - basic	35,346	35,308	35,358	35,309

Diluted:
Continuing operations	$(0.03)	$(0.02)	$0.16	$0.52
Discontinued operations	—	—	—	0.02
	$(0.03)	$(0.02)	$0.16	$0.54

Weighted average limited partner units - diluted	35,346	35,308	35,381	35,369

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on October 26, 2016.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF CAPITAL
(Unaudited)
(Dollars in thousands)

	Partners’ Capital
	Common Limited		General Partner Amount
	Units	Amount		Total
Balances - January 1, 2015	35,365,912	$470,943	$14,728	$485,671
Net income	—	19,229	12,310	31,539
Issuance of common units, net	—	(330)	—	(330)
Issuance of restricted units	91,950	—	—	—
Forfeiture of restricted units	(1,250)	—	—	—
General partner contribution	—	—	55	55
Cash distributions	—	(86,420)	(13,526)	(99,946)
Reimbursement of excess purchase price over carrying value of acquired assets	—	1,500	—	1,500
Unit-based compensation	—	1,080	—	1,080
Balances - September 30, 2015	35,456,612	$406,002	$13,567	$419,569

Balances - January 1, 2016	35,456,612	$380,845	$13,034	$393,879
Net income	—	5,708	8,062	13,770
Issuance of common units, net of issuance related costs	—	(28)	—	(28)
Issuance of restricted units	13,800	—	—	—
Forfeiture of restricted units	(500)	—	—	—
Cash distributions	—	(86,410)	(13,680)	(100,090)
Unit-based compensation	—	712	—	712
Reimbursement of excess purchase price over carrying value of acquired assets	—	3,000	—	3,000
Purchase of treasury units	(15,200)	(330)	—	(330)
Balances - September 30, 2016	35,454,712	$303,497	$7,416	$310,913

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on October 26, 2016.

MARTIN MIDSTREAM PARTNERS L.P.
CONSOLIDATED AND CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
(Dollars in thousands)

	Nine Months Ended
	September 30,
	2016	2015
Cash flows from operating activities:
Net income	$13,770	$31,539
Less: Income from discontinued operations, net of income taxes	—	(1,215)
Net income from continuing operations	13,770	30,324
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	66,266	68,737
Amortization and write-off of deferred debt issuance costs	2,965	4,142
Amortization of premium on notes payable	(230)	(246)
Loss on sale of property, plant and equipment	1,582	1,751
Loss on impairment of goodwill	4,145	—
Gain on retirement of senior unsecured notes	—	(728)
Equity in earnings of unconsolidated entities	(3,602)	(5,752)
Derivative income	(1,867)	(2,137)
Net cash received for commodity derivatives	1,666	—
Net cash received for interest rate derivatives	160	—
Net premiums received on derivatives that settled during the year on interest rate swaption contracts	630	2,495
Unit-based compensation	712	1,080
Cash distributions from WTLPG	6,100	7,800
Change in current assets and liabilities, excluding effects of acquisitions and dispositions:
Accounts and other receivables	28,028	69,967
Product exchange receivables	891	909
Inventories	(31,606)	(3,134)
Due from affiliates	1,932	3,348
Other current assets	(4,693)	354
Trade and other accounts payable	(15,782)	(59,124)
Product exchange payables	(2,544)	6,360
Due to affiliates	(1,859)	(1,935)
Income taxes payable	(435)	(386)
Other accrued liabilities	(3,729)	(8,490)
Change in other non-current assets and liabilities	(765)	(999)
Net cash provided by continuing operating activities	61,735	114,336
Net cash used in discontinued operating activities	—	(1,352)
Net cash provided by operating activities	61,735	112,984
Cash flows from investing activities:
Payments for property, plant and equipment	(31,884)	(40,123)
Acquisition of intangible assets	(2,150)	—
Payments for plant turnaround costs	(1,614)	(1,754)
Proceeds from sale of property, plant and equipment	2,174	1,985
Proceeds from involuntary conversion of property, plant and equipment	23,400	—
Net cash used in continuing investing activities	(10,074)	(39,892)
Net cash provided by discontinued investing activities	—	41,250
Net cash provided by (used in) investing activities	(10,074)	1,358
Cash flows from financing activities:
Payments of long-term debt	(219,700)	(224,310)
Proceeds from long-term debt	270,700	209,000
Proceeds from issuance of common units, net of issuance related costs	(28)	(330)
General partner contribution	—	55
Purchase of treasury units	(330)	—
Payment of debt issuance costs	(5,234)	(340)
Reimbursement of excess purchase price over carrying value of acquired assets	3,000	1,500
Cash distributions paid	(100,090)	(99,946)
Net cash used in financing activities	(51,682)	(114,371)
Net decrease in cash	(21)	(29)
Cash at beginning of period	31	42
Cash at end of period	$10	$13
Non-cash additions to property, plant and equipment	$1,068	$4,389

These financial statements should be read in conjunction with the financial statements and the accompanying notes and other information included in the Partnership's Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission on October 26, 2016.

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Unaudited)
(Dollars and volumes in thousands, except BBL per day)

Terminalling and Storage Segment

Comparative Results of Operations for the Three Months Ended September 30, 2016 and 2015

	Three Months Ended September 30,		Variance	Percent Change
	2016	2015
	(In thousands, except BBL per day)
Revenues:
Services	$32,114	$35,144	$(3,030)	(9)%
Products	28,829	33,329	(4,500)	(14)%
Total revenues	60,943	68,473	(7,530)	(11)%

Cost of products sold	24,118	28,765	(4,647)	(16)%
Operating expenses	18,299	20,268	(1,969)	(10)%
Selling, general and administrative expenses	1,439	995	444	45%
Depreciation and amortization	10,828	9,624	1,204	13%
	6,259	8,821	(2,562)	(29)%
Other operating income	254	2	252	12,600%
Operating income	$6,513	$8,823	$(2,310)	(26)%

Lubricant sales volumes (gallons)	5,196	5,974	(778)	(13)%
Shore-based throughput volumes (gallons)	25,313	36,383	(11,070)	(30)%
Smackover refinery throughput volumes (BBL per day)	5,924	6,205	(281)	(5)%
Corpus Christi crude terminal (BBL per day)	65,116	148,377	(83,261)	(56)%

Comparative Results of Operations for the Nine Months Ended September 30, 2016 and 2015

	Nine Months Ended September 30,		Variance	Percent Change
	2016	2015
	(In thousands, except BBL per day)
Revenues:
Services	$97,663	$104,893	$(7,230)	(7)%
Products	85,351	102,901	(17,550)	(17)%
Total revenues	183,014	207,794	(24,780)	(12)%

Cost of products sold	71,939	90,076	(18,137)	(20)%
Operating expenses	54,740	62,947	(8,207)	(13)%
Selling, general and administrative expenses	3,546	2,806	740	26%
Depreciation and amortization	30,904	29,030	1,874	6%
	21,885	22,935	(1,050)	(5)%
Other operating income (loss)	354	(199)	553	(278)%
Operating income	$22,239	$22,736	$(497)	(2)%

Lubricant sales volumes (gallons)	15,536	18,007	(2,471)	(14)%
Shore-based throughput volumes (gallons)	77,059	122,743	(45,684)	(37)%
Smackover refinery throughput volumes (BBL per day)	5,644	6,091	(447)	(7)%
Corpus Christi crude terminal (BBL per day)	77,394	166,129	(88,735)	(53)%

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Unaudited)
(Dollars and volumes in thousands, except BBL per day)

Natural Gas Services Segment

Comparative Results of Operations for the Three Months Ended September 30, 2016 and 2015

	Three Months Ended September 30,		Variance	Percent Change
	2016	2015
	(In thousands)
Revenues:
Services	$14,618	$17,120	$(2,502)	(15)%
Products	57,378	86,714	(29,336)	(34)%
Total revenues	71,996	103,834	(31,838)	(31)%

Cost of products sold	51,353	81,472	(30,119)	(37)%
Operating expenses	5,822	6,489	(667)	(10)%
Selling, general and administrative expenses	1,309	1,848	(539)	(29)%
Depreciation and amortization	7,050	8,522	(1,472)	(17)%
	6,462	5,503	959	17%
Other operating loss	(7)	—	(7)
Operating income	$6,455	$5,503	$952	17%

Distributions from unconsolidated entities	$1,800	$3,400	$(1,600)	(47)%

NGL sales volumes (Bbls)	1,592	3,138	(1,546)	(49)%

Comparative Results of Operations for the Nine Months Ended September 30, 2016 and 2015

	Nine Months Ended September 30,		Variance	Percent Change
	2016	2015
	(In thousands)
Revenues:
Services	$46,118	$50,171	$(4,053)	(8)%
Products	207,368	330,803	(123,435)	(37)%
Total revenues	253,486	380,974	(127,488)	(33)%

Cost of products sold	186,934	308,713	(121,779)	(39)%
Operating expenses	17,479	17,905	(426)	(2)%
Selling, general and administrative expenses	5,420	6,313	(893)	(14)%
Depreciation and amortization	21,007	25,297	(4,290)	(17)%
	22,646	22,746	(100)	—%
Other operating loss	(103)	(7)	(96)	1,371%
Operating income	$22,543	$22,739	$(196)	(1)%

Distributions from unconsolidated entities	$6,100	$7,800	$(1,700)	(22)%

NGL sales volumes (Bbls)	6,520	10,227	(3,707)	(36)%

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Unaudited)
(Dollars and volumes in thousands, except BBL per day)

Sulfur Services Segment

Comparative Results of Operations for the Three Months Ended September 30, 2016 and 2015

	Three Months Ended September 30,		Variance	Percent Change
	2016	2015
	(In thousands)
Revenues:
Services	$2,700	$3,090	$(390)	(13)%
Products	26,396	33,213	(6,817)	(21)%
Total revenues	29,096	36,303	(7,207)	(20)%

Cost of products sold	21,601	26,235	(4,634)	(18)%
Operating expenses	4,089	3,427	662	19%
Selling, general and administrative expenses	946	934	12	1%
Depreciation and amortization	1,997	2,129	(132)	(6)%
	463	3,578	(3,115)	(87)%
Other operating loss	(234)	(5)	(229)	4,580%
Operating income	$229	$3,573	$(3,344)	(94)%

Sulfur (long tons)	241	203	38	19%
Fertilizer (long tons)	47	51	(4)	(8)%
Total sulfur services volumes (long tons)	288	254	34	13%

Comparative Results of Operations for the Nine Months Ended September 30, 2016 and 2015

	Nine Months Ended September 30,		Variance	Percent Change
	2016	2015
	(In thousands)
Revenues:
Services	$8,100	$9,270	$(1,170)	(13)%
Products	105,459	128,544	(23,085)	(18)%
Total revenues	113,559	137,814	(24,255)	(18)%

Cost of products sold	74,006	95,961	(21,955)	(23)%
Operating expenses	10,288	11,697	(1,409)	(12)%
Selling, general and administrative expenses	2,834	2,859	(25)	(1)%
Depreciation and amortization	5,978	6,360	(382)	(6)%
	20,453	20,937	(484)	(2)%
Other operating loss	(266)	(5)	(261)	5,220%
Operating income	$20,187	$20,932	$(745)	(4)%

Sulfur (long tons)	579	641	(62)	(10)%
Fertilizer (long tons)	217	229	(12)	(5)%
Total sulfur services volumes (long tons)	796	870	(74)	(9)%

MARTIN MIDSTREAM PARTNERS L.P.
SEGMENT OPERATING INCOME
(Unaudited)
(Dollars and volumes in thousands, except BBL per day)

Marine Transportation Segment

Comparative Results of Operations for the Three Months Ended September 30, 2016 and 2015

	Three Months Ended September 30,		Variance	Percent Change
	2016	2015
	(In thousands)
Revenues	$14,920	$19,522	$(4,602)	(24)%
Operating expenses	12,332	15,855	(3,523)	(22)%
Selling, general and administrative expenses	149	(59)	208	(353)%
Depreciation and amortization	2,254	3,060	(806)	(26)%
	185	666	(481)	(72)%
Other operating loss	—	(1,583)	1,583	(100)%
Operating income (loss)	$185	$(917)	$1,102	(120)%

Comparative Results of Operations for the Nine Months Ended September 30, 2016 and 2015

	Nine Months Ended September 30,		Variance	Percent Change
	2016	2015
	(In thousands)
Revenues	$46,854	$62,354	$(15,500)	(25)%
Operating expenses	41,400	48,284	(6,884)	(14)%
Selling, general and administrative expenses	(112)	251	(363)	(145)%
Loss on impairment of goodwill	4,145	—	4,145
Depreciation and amortization	8,377	8,050	327	4%
Operating income	$(6,956)	$5,769	$(12,725)	(221)%
Other operating loss	(1,567)	(1,552)	(15)	1%
Operating income (loss)	$(8,523)	$4,217	$(12,740)	(302)%

Distributions from Unconsolidated Entities

Comparative Results of Operations for the Three Months Ended September 30, 2016 and 2015

	Three Months Ended September 30,		Variance	Percent Change
	2016	2015
	(In thousands)
Distributions from WTLPG	$1,800	$3,400	$(1,600)	(47)%

Comparative Results of Operations for the Nine Months Ended September 30, 2016 and 2015

	Nine Months Ended September 30,		Variance	Percent Change
	2016	2015
	(In thousands)
Distributions from WTLPG	$6,100	$7,800	$(1,700)	(22)%

Non-GAAP Financial Measures

The following table reconciles the non-GAAP financial measurements used by management to our most directly comparable GAAP measures for the three and nine months ended September 30, 2016 and 2015.

Reconciliation of EBITDA, Adjusted EBITDA, and Distributable Cash Flow

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2016	2015	2016	2015
	(in thousands)
Net income (loss)	$(933)	$3,330	$13,770	$31,539
Less: Income from discontinued operations, net of income taxes	—	—	—	(1,215)
Income (loss) from continuing operations	(933)	3,330	13,770	30,324
Adjustments:
Interest expense	11,779	11,994	34,046	32,465
Income tax expense	180	200	422	814
Depreciation and amortization	22,129	23,335	66,266	68,737
EBITDA	33,155	38,859	114,504	132,340
Adjustments:
Equity in earnings of unconsolidated entities	(1,120)	(2,363)	(3,602)	(5,752)
(Gain) loss on sale of property, plant and equipment	(13)	1,586	1,582	1,751
Loss on impairment of goodwill	—	—	4,145	—
Unrealized mark-to-market on commodity derivatives	(742)	358	795	358
Gain on retirement of senior unsecured notes	—	(728)	—	(728)
Distributions from unconsolidated entities	1,800	3,400	6,100	7,800
Unit-based compensation	226	330	712	1,080
Adjusted EBITDA	33,306	41,442	124,236	136,849
Adjustments:
Interest expense	(11,779)	(11,994)	(34,046)	(32,465)
Income tax expense	(180)	(200)	(422)	(814)
Amortization of debt premium	(77)	(82)	(230)	(246)
Amortization of deferred debt issuance costs	718	2,400	2,965	4,142
Non-cash mark-to-market on interest rate derivatives	—	—	(206)	—
Payments for plant turnaround costs	(430)	—	(1,614)	(1,754)
Maintenance capital expenditures	(1,609)	(2,438)	(12,818)	(7,621)
Distributable Cash Flow	$19,949	$29,128	$77,865	$98,091